Business Combinations (Tables)	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about business combination [abstract]
Summary of share listing expense is non-recurring in nature and represents a share-based payment	The share listing expense is non-recurring in nature and represents a share-based payment made in exchange for a listing service.

As of 17 March 2022
S$’000
Fair value of equity consideration issued by the Company
Fair value of Bridgetown 2 Class A ordinary shares outstanding	137,233
Fair value of Bridgetown 2 Class B ordinary shares outstanding	84,318
221,551
Bridgetown 2 net assets acquired
Net cash proceeds from Bridgetown 2	134,481
Warrant liabilities (Note 21)	(27,746)
Others	9,866
116,601
Share listing expense	104,950

Summary of acquisition date fair value of the assets/liabilities assumed

The fair values were finalised in 2023 and the following table summarizes the difference between the provisional and the finalised fair values of the assets/liabilities assumed and related goodwill acquired from Sendtech. Consequently, certain amounts in the prior period have been re-presented.

	As of 13 October 2022	As of 13 October 2022
	S$’000	S$’000
Total assets	Finalised	Provisional
Cash and cash equivalents	74	74
Internally developed computer software (Note 15(e))	92	163
Intangible asset	962	—
Trade and other receivables	25	66
	1,153	303
Total liabilities
Borrowings	(63)	(63)
Trade and other payables	(631)	(631)
Deferred revenue	(64)	(64)
Deferred tax liabilities	(163)	—
	(921)	(758)
Net identifiable assets/(liabilities) acquired	232	(455)
Add: goodwill	2,076	2,763
Total purchase consideration	2,308	2,308